UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K
                                ----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  March 1, 2002
                              --------------------


                         Commission file number 0-17268


                               PanaMed Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                     86-0577075
-----------------------------                   -----------------
(State of other jurisdiction                    (I.R.S. Employer
of incorporation or                             Identification No.)
organization)


537 Constitution Avenue, Suite A, Camarillo, CA                    93012
------------------------------------------------                -----------
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone number, including area code:   (480) 607-7243

                              Micron Solution, Inc.
               8361 E. Evans Road, Suite 105, Scottsdale, AZ 85260
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item No. 2.       Acquisition or Disposition of Assets

         Effective March 1, 2002, Micron Solutions, Inc. (the "Company") entered into an exchange agreement with PanaMed, Inc., California corporation. Under the terms of the exchange agreement, PanaMed obtained equity and management control of the Company by exchanging all the issued and outstanding shares of PanaMed for 21 million shares of the Company's common stock. The exchange agreement represent not only a change and control of the company, but a change in the Company's principal line of business.

         PanaMed has obtained exclusive licensing rights to distribute a proprietary line of immuno-modulating therapeutic compounds for the treatment of HIV/AIDS. Anecdotal human case study trials have shown the therapeutics to be effective in reversing the viral load to a non- detect level and maintaining the non-detect level over a 5-year period of time. In addition, the therapeutics are expected to provide a number of advantages over conventional AIDS medication, including; simple to administer (no shots), minimal side effects, effective against different HIV viral derivatives, cost effective, and non-patient specific. The therapeutics are particularly suitable for large scale patient treatment programs.

         PanaMed plans to launch formal clinical trials, in April 2002, within the continent of Africa. Africa was chosen as the starting point for PanaMed's clinical trials and treatments due to its sizable base of AIDS patients which have not been exposed to conventional AIDS medication. Although the therapeutics are expected to be effective when used in conjunction with or after conventional treatments, PanaMed prefers to work with patients which have not been previously so treated as to clearly show the effects of the therapeutics. After successful completion of these trials, PanaMed plans to launch a distribution program to provide low cost treatment to those infected with this disease.

         PanaMed was founded as a private company in August 2001 for the primary purpose of testing and distributing a proprietary line of therapeutics used for reversing HIV/AIDS. Quintek Technologies, Inc., (OTCBB:OTEK) assisted in launching PanaMed and later acquired a 10% equity position in the Company through a stock swap transaction. In February 2002, PanaMed entered into a reorganization agreement with Micron Solution, Inc. to combine the assets, liabilities and operations of the two companies, with PanaMed management assuming control of the combined equity.

         Additional details of PanaMed's business are detailed in the Form 10-KSB filed by the Company on or about April 16, 2002, the content of which is incorporated herein by this reference.

         This document contains forward looking statements. There are certain important factors that could cause results to differ materially from those anticipated by the statements made above.

Item No. 7.       Financial Statements and Exhibits

(a)      Financial Statements

         The financial statements for Micron Solution, Inc. for the period December 31, 2001 are contained in the Form 10-KSB filed by the Company on or about April 16, 2002, and are incorporated herein by this reference.

                                  PANAMED, INC.
                          (A development stage company)

                              FINANCIAL STATEMENTS
                               FOR THE PERIOD FROM
          AUGUST 21, 2001 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2001
                   TOGETHER WITH INDEPENDENT AUDITOR'S REPORT

                    SPRAYBERRY, BARNES, MARIETTA & LUTTRELL
                          Certified Public Accountants

Daniel Sprayberry, C.P.A.                                Members:                           Martin J. Marietta, C.P.A.
Mark Luttrell, C.P.A.               American Institute of Certified Public Accountants      Dana Boutain, C.P.A.
Gregory G. Braun, C.P.A.                           SEC Practice Section                     Ann M. Braun, C.P.A.
Jennifer Haney, C.P.A.              California Society of Certified Public Accountants      Jeffrey Freeman, C.P.A.
Laima Swanson, C.P.A.                                                                       William Duerksen, C.P.A.
Michael Luxton, C.P.A.                                                                      Audrey Tamekazu, C.P.A.
Veronica Quintana, C.P.A.                                                                   Matthew Davis, C.P.A.
Deborah Blann, C.P.A.                                                                       Kimberly Alvarado, C.P.A.
David Beall, C.P.A.                                                                         Stephanie Peters, C.P.A.
Andrew Kiefer, C.P.A.                                                                       William Sablan, C.P.A.
Katherine Leman, C.P.A.


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
PanaMed, Inc.
Camarillo, California

We have audited the accompanying balance sheet of PanaMed, Inc. (a development stage company), as of December 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the period from August 21, 2001(date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of PanaMed, Inc., as of December 31, 2001, in conformity with generally accepted accounting principles of the United States of America.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern; however, the Company has experienced losses from operations and substantial doubt exists as to its ability to continue as a going concern. Continuation is dependent upon the success of future operations. Management's plans in regard to those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ SPRAYBERRY, BARNES, MARIETTA & LUTTRELL
-------------------------------------------
    SPRAYBERRY, BARNES, MARIETTA & LUTTRELL
    Oxnard, California
    April 24, 2002


                                  PANAMED, INC.

                          (A development stage company)

                        BALANCE SHEET - DECEMBER 31, 2001



                                     ASSETS
                                     ------
CURRENT ASSETS:

     Cash                                                         --      $     106
     Prepaid expenses                                             --         21,000
                                                               -------      -------
                       Total current assets                       --         21,106
OTHER ASSETS:
    Investment                                               $ 176,783         --
    Notes receivable-related parties                            29,593      206,376
                                                               -------      -------
                                                                  --      $ 227,482
                                                               =======      =======
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------
CURRENT LIABILITIES:

     Accounts payable                                             --      $   5,887
      Note payable - related party                                --          7,400
     Other current liabilities                                    --         20,000
                                                               -------      -------
                       Total current liabilities                  --         33,287
STOCKHOLDERS' EQUITY:
    Common stock - $0.0001 par value
    Authorized - 100,000,000 shares
    Issued and outstanding - 19,750,000 shares               $   1,975         --
    Additional paid-in capital                                 255,987         --
    Deficit accumulated during the development stage           (63,767)        --
                                                               -------      -------
                       Total stockholders' equity                 --        194,195
                                                               -------      -------
                                                                  --      $ 227,482
                                                               =======      =======

    The accompanying notes are an integral part of the financial statements.

                                  PANAMED, INC.

                          (A development stage company)

                             STATEMENT OF OPERATIONS

  FOR THE PERIOD FROM AUGUST 21, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001



SALES                                                             $   --
COST OF SALES                                                         --
                                                                  ---------
                            Gross margin                              --
OPERATING EXPENSES                                                  54,349
                            Loss from operations                   (54,349)
                                                                  ---------
LOSS ON INVESTMENT                                                  (9,418)
                                                                  ---------
                            Net loss before income taxes           (63,767)
PROVISION FOR INCOME TAXES                                            --
                            Net loss                              $(63,767)
                                                                  =========
NET LOSS PER SHARE
    Basic and diluted                                             $  (0.01)
                                                                  =========
    The accompanying notes are an integral part of the financial statements.


                                  PANAMED, INC.
                          (A development stage company)

                        STATEMENT OF STOCKHOLDERS' EQUITY
  FOR THE PERIOD FROM AUGUST 21, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001


                                                                                          Deficit
                                                                                        Accumulated
                                                                          Additional    During The        Total
                                                     Common Stock           Paid-in     Development    Stockholders'
                                                 Shares       Amount        Capital        Stage          Equity
                                              -----------   -----------   -----------   -----------    -----------

Balance, August 21, 2001                      $      --     $      --     $      --     $      --      $      --

Issuance of stock for cash
   September 4, 2001
   ($0.0001 per share)                         17,610,000         1,761          --            --            1,761

Issuance of stock for cash
   September 19, 2001
   ($0.5 per share)                                60,000             6        29,994          --           30,000

Issuance of stock for stock
   October 15, 2001
   ($0.931 per share)                           2,000,000           200       186,001          --          186,201

Issuance of stock for cash
   October 24, 2001
  ($0.5 per share)                                 20,000             2         9,998          --           10,000

Issuance of stock for cash
   October 30, 2001
   ($0.5 per share)                                60,000             6        29,994          --           30,000

Net loss                                             --            --            --         (63,767)       (63,767)
                                              -----------   -----------   -----------   -----------    -----------
Balance, Dec. 31, 2001                        $19,750,000   $     1,975   $   255,987   $   (63,767)   $   194,195
                                              ===========   ===========   ===========   ===========    ===========


    The accompanying notes are an integral part of the financial statements.


                                  PANAMED, INC.

                          (A development stage company)

                             STATEMENT OF CASH FLOWS

  FOR THE PERIOD FROM AUGUST 21, 20001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                                     $(63,767)
Adjustments to reconcile net loss to net cash used in operating activities:
            Loss on investment                                                   9,418

 Net change in operating assets and liabilities                                (15,113)
                                                                              --------
                 Net cash used in operating activities                         (69,462)
                                                                              --------
CASH FLOWS FROM INVESTING ACTIVITIES                                              --

CASH FLOWS FROM FINANCING ACTIVITIES:

            Proceeds from issuance of common stock                              71,761
            Proceeds from common stock issued subsequent to year-end            20,000
            Increase in notes receivable - related parties
                                                                               (29,593)
            Increase in note payable - related party                             7,400
                                                                              --------
                 Net cash provided by financing activities                      69,568
                                                                              --------
NET INCREASE IN CASH                                                               106

CASH, BEGINNING OF PERIOD                                                         --
                                                                              --------
CASH, END OF PERIOD                                                           $    106
                                                                              ========


    The accompanying notes are an integral part of the financial statements.

                                  PANAMED, INC.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of PanaMed, Inc. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes have been prepared by the Company's management and represent an objective overview of the Company's financial position. The financial statements have been prepared in conformity with generally accepted accounting principals applied on a consistent basis.

         (a) Nature of Business - Development Stage Company

         The Company is an enterprise in the development stage as defined by Statement No. 7 of the Financial Accounting Standards Board and has not engaged in any significant business other than organizational efforts.

         The Company was established on August 21, 2001, as a California corporation for the purpose of testing and distributing a unique line of therapeutic products supplied by Havel Investment, LTD ("Havel"). The therapeutics are used for treating serious illness such as HIV/AIDS, herpes, shingles, cancer, ALS, lupus, Parkinson's Disease, rheumatoid arthritis, and multiple sclerosis. To date, the therapeutics have been used only in confidential, offshore clinical trials and private treatments.

         The Company is currently operating under an exclusive license to distribute the Havel products for HIV/AIDS, herpes and shingles within the continent of Africa. The Company does not currently have an agreement to market the therapeutics outside of Africa.

         (b) Basis of Accounting

         The Company reports on the accrual basis for both financial statement and income tax purposes. Revenue from product sales is recognized as products are shipped.

         (c) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  PANAMED, INC.
                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         (d) Concentration of Credit Risk - Cash

         The Company maintains its cash balances in various financial institutions. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. Periodically throughout the period the Company has maintained cash balances in excess of federally insured limits. The Company's uninsured balances totaled $-0- at December 31, 2001.

         (e) Equity Method of Accounting for Investments

         Investment  in Quintek  Technologies,  Inc.  in which the Company has a
         5.5%  interest,   is  carried  at  cost,  adjusted  for  the  Company's
         proportionate share of undistributed earnings or losses.

(2)      GOING CONCERN

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern; however, the Company has sustained substantial operating losses. In view of this matter, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

         Management believes the Company's current cash and cash generated from operations may not be sufficient to meet its anticipated cash needs for the year ended December 2002. Accordingly, the Company will require an additional capital infusion or revenues from sales to continue operations. Management is not certain if additional capital or sales proceeds will become available. If unsuccessful in obtaining an additional capital infusion, the Company may be required to cease operations.

(3)      NOTES RECEIVABLE - RELATED PARTIES


         Note receivable from Thomas Sims,  President and Chairman of the Board,
         due on demand, interest at the applicable federal rates ("AFR").           $       5,536


         Note receivable from Phillip  Butler,  CEO, due on demand,  interest at
         the applicable federal rates ("AFR").                                             24,057


                                                                                    $      29,593

                                                                                =================

                                  PANAMED, INC.
                          (A development stage company)

                          Notes to Financial Statements
                                December 31, 2001

(4)             NOTE PAYABLE - RELATED PARTY

         Note  payable  to  Quintek   Technologies,   Inc.,  related  by  common
         management,  payable on demand, with interest at the applicable federal
         rates ("AFR").                      $       7,400
                                             =============


(5)             INVESTMENT

         The investment held by the Company consists of a 5.5% ownership interest in Quintek Technologies, inc., a California corporation related by common management. The investment is accounted for on the equity method.

         Pertinent financial information for the Company as of December 31, 2001, is as follows:

                 Balance sheet:
                 Assets                      $     527,560
                                             =============
                 Liabilities                 $   1,300,565
                 Equity                           (773,005)
                                             -------------
                 Income statement:
                 Revenues                    $     145,629
                 Expenses                         (316,860)
                                             -------------
                 Net loss                         (171,231)
                                             x       5.5%
                                             -------------
Company's share of net loss                  $      (9,418)
                                             =============
(6)      COMMITMENTS AND CONTINGENCIES

         Effective September 1, 2001, the Company entered into an agreement to lease its operating facilities under an operating lease from Quintek Technologies, Inc., related by common management. The lease expires August 31, 2002. Rent expense for the period ended December 31, 2001 was $8,000.

         Minimum future rental commitments under this non-cancelable operating lease are as follows:

         Year ended December 31, 2002        $     16,000
                                              ------------

                                  PANAMED, INC.
                          (A development stage company)

                          Notes to Financial Statements
                                December 31, 2001

(7)      LOSS PER SHARE

         Basic net loss per share is based on the weighted average number of common shares outstanding of 16,866,466 at December 31, 2001. The basic and diluted earnings per share calculations are the same because the Company has no dilutive securities outstanding.

(8)      LICENSING AGREEMENT

         Effective October 23, 2001, the Company entered into a licensing agreement with Havel Investments, Ltd. ("Havel") whereby the Company has the exclusive right to market Havel's therapeutic product for treatment of HIV/AIDS throughout continental Africa. In consideration for this license, the Company must remit to Havel 50-80% of all proceeds from the sale of the Company's stock up to a maximum of $23 million. Under the agreement, Havel reserves the right to reduce the territory within which the Company may market Havel's therapeutic if not funded by February 1, 2002. The Company did not meet its obligation under this agreement; however, Havel has agreed to extend the agreement for an undisclosed period of time.

(9)      INCOME TAXES

         The Company accounts for income taxes using the liability approach to financial accounting and reporting. Current income taxes are based on the year's income taxable for federal and state reporting purposes.

         The Company has a deferred tax asset due to net operating loss carryforwards of $80,381. Due to the ongoing nature of the losses and the potential inability of the Company to ever realize the benefit, a valuation allowance has been established for 100% of the deferred tax asset. Net operating loss carryforwards expire at various times through the year 2021.

         The effects of temporary differences that give rise to significant portions of the deferred tax benefit are presented below:

Net operating loss carryforward              $      18,097
Less valuation allowance                           (18,097)
                                             -------------
Total                                        $        --
                                             =============

                                  PANAMED, INC.

                          (A development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

(10)     STATEMENTS OF CASH FLOWS - SUPPLEMENTAL DISCLOSURES

         The net changes in operating assets and liabilities shown on the statement of cash flows consist of the following:

                 Prepaid expenses            $     (21,000)

                 Accounts payable                    5,887


                                             $     (15,113)
                                             -------------



                  Operating activities reflect:

                      Interest paid          $          --

                      Income tax paid        $          --


         For the four months ended  December 31, 2001,  the Company had non-cash
         financing   transactions  related  to  a  stock  swap  transaction  for
         $186,201.

(11)     SUBSEQUENT EVENTS

         Effective March 1, 2002, the Company entered into an exchange agreement with Micron Solutions, Inc. ("Micron"), a Nevada corporation. Under the terms of the exchange agreement, the Company obtained equity and management control of Micron by exchanging all the issued and outstanding shares of the Company for 21 million shares of Micron. For accounting purposes the acquisition has been treated as a recapitalization of the Company with the Company as the acquirer (reverse acquisition). Under the terms of the agreement, the Company is obligated to pay $225,000 and issue 210,000 common shares to former management of Micron.

         Subsequent to December 31, 2001, the Company sold 597,000 common shares for cash and issued 2.5 million common shares in exchange for services.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2002

                                     PANAMED CORPORATION

                                     By /s/Thomas W. Sims
                                        ----------------------------
                                           Thomas W. Sims, President